ARTICLES OF ORGANIZATION
                       UDC AT POWER RANCH MARKETING L.L.C.


                  Pursuant to A.R.S. ss. 29-632, the undersigned states as follows:

                  1. Name. The name of the limited liability company formed by this instrument is "UDC at Power Ranch Marketing L.L.C."

                  2. Office; Agent. The address of the limited liability company's registered office in Arizona is 6710 North Scottsdale Road, Scottsdale, Arizona 85253. The name and business address of the statutory agent of the limited liability company are FC Service Corporation, 3003 North Central Avenue, Suite 2600, Phoenix, Arizona 85012-2913 (Attn: Gregg Hanks).

                  3. Statement of Membership. There are or will be two or more members of the limited liability company at the time it is formed.

                  4. Dissolution. The latest date upon which the limited liability company is to dissolve is December 31, 2075.

                  5. Management. Management of the limited liability company is reserved to the members.

                  6. Names and Addresses of Members. The names and addresses of the members of the limited liability company at the time of its formation are as follows:

     SunPower Properties L.L.C.,                  UDC Homes, Inc.,
     an Arizona limited liability company         a Delaware corporation
     426 North 44th Street                        6710 North Scottsdale Road
     Suite 375                                    Scottsdale, Arizona 85253
     Phoenix, Arizona 85008



                  Dated as of December 12, 1997.



                                 ------------------------------
                                 Lesa J. Storey

         FC Service Corporation, having been designated to act as Statutory Agent of UDC at Power Ranch Marketing L.L.C., hereby consents to act in that capacity until removal or resignation is submitted in accordance with the Arizona Revised Statutes.

                                          FC Service Corporation,
                                          an Arizona corporation


                                          By____________________________
                                            Lesa J. Storey
                                            3003 North Central Avenue
                                            Suite 2600
                                            Phoenix, Arizona 85012-2913